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                      PROSPECTUS SUPPLEMENT -- MAY 1, 2010

FUNDS (PROSPECTUS EFFECTIVE DATE)                                MATERIAL NUMBER
Seligman TargETFund 2015,                                           SL-9901-99 A
Seligman TargETFund 2025,
Seligman TargETFund 2035,
Seligman TargETFund 2045,
Seligman TargETFund Core (Nov. 27, 2009)

On May 1, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, the Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. In connection with the Columbia Transaction, the Funds' portfolio managers have been changed. The foregoing change is reflected in the revised Fund Management and Compensation section of the Funds' prospectus, as set forth below.

Effective May 1, 2010, the following change is hereby made to the Funds' prospectus:

The description of the portfolio managers responsible for the Funds' day-to-day portfolio management, as described under the caption "Fund Management and Compensation - Investment Manager" is superseded and replaced as follows:

Portfolio Managers. John K. Schonberg and Gary Terpening provide portfolio management services to the Funds, and they are supported by the investment manager's Asset Allocation Team.

John K. Schonberg, CFA, Portfolio Manager

-    Managed the Funds since 2009.

-    Responsible for implementing the Risk Management Overlay.

-    Joined the investment manager in 1997.

-    Began investment career in 1988.

-    BS, University of Nebraska.

Gary Terpening

- Has provided assistance in managing the Funds since 2005 through his research and contributions to investment decisions with respect to the design of the overall asset allocations and through the recommendation of specific Underlying ETFs for the implementation of those allocation strategies.

-    Vice President of the investment manager.

- Joined the investment manager when it acquired J. & W. Seligman & Co. Incorporated in Nov. 2008.

                                                              SL-9901-3 A (5/10)